SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 1999


                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             CALIFORNIA                     001-9936             95-4137452
 (State of principal jurisdiction of    (Commission file      (I.R.S. employer
   incorporation of organization)            number)         identification no.)

                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-2222
              (Registrant's telephone number, including area code)


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Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

     On July 26, 1999, EIX Trust I issued and delivered $500,000,000 of its 7.875% Cumulative Quarterly Income Preferred Securities, Series A, which are guaranteed by Edison International to the extent set forth in the Prospectus and Prospectus Supplement with respect thereto dated July 21, 1999. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                              Description
---------                           -----------

1.1       Underwriting Agreement dated July 21, 1999

1.2       Pricing Agreement dated July 21, 1999

4.1       Subordinated Indenture dated as of July 26, 1999

4.2       Supplemental Indenture No. 1 dated as of July 26, 1999

4.3       Amended and Restated Trust Agreement dated as of July 26, 1999

4.4       Guarantee Agreement dated as of July 26, 1999

4.5       7.875% Subordinated Deferrable Interest Note, Series A

4.6       7.875 % Cumulative Quarterly Income Preferred Securities, Series A

4.7       7.875% Common Securities

10.1      Note Purchase Agreement dated as of July 26, 1999

10.2      Agreement as to Expenses and Liabilities dated as of July 26, 1999


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EDISON INTERNATIONAL
                                   (Registrant)



                                       KENNETH S. STEWART
                              -------------------------------------
                                       KENNETH S. STEWART
                                    Assistant General Counsel


August 9, 1999